STOCK PURCHASE AGREEMENT








                                 BY AND BETWEEN






                                PAMG, LLC (BUYER)





                                       and





                     THERMACELL TECHNOLOGIES, INC. (SELLER)







                               DATED MAY 30, 2000



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                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is entered into on May 30, 2000 (the "Effective Date") by and between PAMG, LLC, a Florida Limited Liability Company (the "Buyer") and Thermacell Technologies, Inc., a Florida corporation (the "Seller").

         WHEREAS, Seller desires to issue to Buyer and, Buyer has agreed upon the terms and conditions hereinafter set forth to acquire from Seller, an aggregate of five million (5,000,000) shares of the authorized and issued common stock (the "Shares") of Seller, at the per share price of twenty cents ($0.20);

         NOW,   THEREFORE,   in   consideration   of  the   premises   and   the
representations, warranties, covenants and agreements herein contained, the parties hereby agree as follows:

     1. Sale and Purchase of the Shares.

     1.1. Purchase Price and Payment. The aggregate purchase price for the Shares shall be $1,000,000 (the "Purchase Price"). The Purchase Price shall be paid to Seller by Buyer as follows:


     (a) Initial Closing. Within two weeks following the Effective Date, Buyer will pay $500,000 to purchase up to 2,500,000 of the then-authorized and issued voting common stock of the Seller (the "Initial Shares"). The Buyer's obligation to purchase the Initial Shares is subject only to the following conditions:

          (i) Mutual execution and delivery of this Stock Purchase Agreement (including all schedules and exhibits) by Buyer and Seller;

          (ii) Delivery of a resolution of the Board of Directors of the Seller authorizing the Seller's execution and delivery of this Stock Purchase Agreement (including all schedules and exhibits) and

          (ii) Delivery of certificate(s) evidencing the Shares being purchased registered in Buyer's (or its designated nominee's) name in the denominations requested by Buyer.

     (b)  Second  Closing.  Provided  that all of the  conditions  set  forth in
Section 6 hereof have been performed or waived, Buyer will pay the balance of the Purchase Price in exchange for the balance of the Shares not purchased as set forth in subparagraph (a) above (the "Remaining Shares"), at a closing to occur no later than the seventy-fifth day following the Effective Date, as provided in Section 2.1 hereof.

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


     (c) Buyer's Right to Put the Initial Shares. In the event that the conditions set forth in Section 6 hereof are not satisfied by the seventy-fifth day following the Effective Date, the Buyer will have the right to sell, and the Seller will have the obligation to purchase, all or any portion of the Initial Shares tendered to Seller by Buyer, at a price per share equal to the average closing price for the ten-day period immediately preceding the date of such tender.

     2. Closing.

     2.1. Time and Place. The closings described in Section 1 above (each, a "Closing") shall take place at the offices of Gregg Breitbart, Esq., 6245 N. Federal Highway, 3rd Floor, Ft. Lauderdale, FL 33308, at 10:00 a.m., local time, on Friday June 9, 2000 or at such other time, date and/or place as Buyer and Seller may mutually agree in writing. The date upon which a Closing shall occur is herein called the "Closing Date".


     2.2. Closing Deliveries.

          (a) Seller Deliveries. At the Closing, Seller will deliver or cause to be delivered to Buyer and/or Buyer's attorney the following:

               (i) the certificate, consents and other documents required to be delivered by Seller pursuant to Section 6 hereof;

               (ii) certificate(s) evidencing the Shares registered in Buyer's (or its designated nominee's) name in the denominations requested by Buyer.

          (b) Buyer Deliveries. At the Closing, Buyer will deliver or cause to be delivered to Seller the following:

               (i) the Purchase Price; and

               (ii) the certificate and other documents required to be delivered by Buyer pursuant to Section 7 hereof.

     3. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer as follows:

     3.1. Due Organization and Qualification. Seller and each of Seller's subsidiaries are corporations duly organized, validly existing and in good standing under the laws of the states of their respective incorporations. Seller and each of its subsidiaries have all requisite power and authority to own, lease and operate their respective assets and properties and to carry on their respective businesses as presently conducted and as presently contemplated. Seller and each of its subsidiaries are duly qualified to transact business and in good standing in each jurisdiction in which the nature of their respective businesses or the locations of their respective property (as defined in Section
12.2 hereof) requires such qualification, except where the failure to do so would not have a material adverse effect on Seller's (or such subsidiaries') business, operations, assets or condition (financial or otherwise).

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


     3.2. Capitalization; Subsidiaries. The authorized capital stock of Seller consists solely of 25,000,000 shares, 20,000,000 of which are designated as Common Stock and 5,000,000 of which are designated as preferred stock. There are as of the date hereof, and will be as of the Closing Date, 2,758,414 shares of Common Stock issued and outstanding, and 3,180,855 shares of Common Stock reserved with respect to options, warrants or other instruments convertible into the Common Stock of the Seller. As of the date hereof, there is not and will not be, as the case may be, any other shares of capital stock of Seller outstanding or granted. All of the issued and outstanding shares of capital stock of Seller have been duly authorized, and are validly issued, fully paid and non-assessable. Except as set forth on Schedule 3.2, Seller has no subsidiaries or any other equity or beneficial interest or investment in any other person (as defined in Section 12.2 hereof).

     3.3. Options; Shareholder Rights. Except as set forth on Schedule 3.3 hereto and other than as provided by this Agreement, there are no outstanding obligations, options, warrants, convertible securities, subscriptions, or other commitments or rights (matured or contingent) of any nature to acquire or subscribe for any securities or other equity interest of or in Seller. Schedule
3.3 also sets forth the exercise price and expiration dates of all outstanding options and warrants to acquire securities of Seller. There are no bonds, debentures, notes or other indebtedness of Seller having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which any stockholder of the Seller may vote. Except as set forth on Schedule 3.3 and other than as provided by this Agreement, there are no preemptive rights, rights of first refusal, voting rights, change of control or similar rights, anti-dilution protections or other rights which any stockholder, officer, employee or director of Seller would be entitled to exercise or invoke as a result of the purchase by the Buyer of the Shares or any of the other transactions contemplated hereby.

     3.4. Constituent Documents. True and complete copies of the Seller's Certificate of Incorporation and By-laws, and all amendments thereto up through the date hereof (collectively, the "Constituent Documents"), have been delivered to Buyer.

     3.5.  Financial   Statements.   The  audited  balance  sheets  and  related
statements of income and cash flows of Seller as of and for the fiscal year ended on September 30, 1999 (the "Financial Statements") true and complete copies of all of which have been delivered to Buyer and are attached hereto as
Schedule 3.5, present fairly the financial condition of Seller as at the dates indicated and the results of its operations for the periods covered thereby. The Financial Statements have been prepared in accordance with GAAP (as defined in Section 12.2 hereof) consistently applied subject to, only in the case of the Interim Financial Statements, ordinary year-end adjustments, none of which are material, individually or in the aggregate. The books and records of Seller are in all material respects complete and correct, have been maintained in accordance with good business practices, and accurately reflect the basis for the financial condition and results of operations of Seller as set forth in the Financial Statements.

     3.6. Absence of Changes. Except as set forth on Schedule 3.6 hereto, since September 30, 1999, there has not been (i) any significant adverse change in the financial condition, results of operations, assets, liabilities or business of Seller, (ii) any borrowing of or agreement to borrow any money or any Liabilities (as defined in Section 12.2 hereof) incurred by Seller, other than

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

current Liabilities incurred in the ordinary course of business, (iii) any asset or property of Seller made subject to a Lien (as defined in Section 12.2 hereof), (iv) any waiver of any valuable right of Seller, or the cancellation of any debt or claim held by Seller, (v) any declaration or payment of dividends on, or other distributions with respect to, or any direct or indirect redemption or repurchase of, any shares of the capital stock of Seller, or any agreement or commitment therefor, (vi) other than with respect to the transactions provided by this Agreement, any issuance of any stocks, bonds or other securities of Seller or options, warrants or rights or agreements or commitments to purchase or issue such securities or grant such options, warrants or rights, (vii) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of Seller, except with respect to tangible assets and effected in the ordinary course of business to persons not related to Seller, (viii) any loan by Seller to any officer, director, employee or stockholder of Seller, or any agreement or commitment therefor, (ix) any damage, destruction or loss (whether or not covered by insurance) adversely affecting the assets, property or business of Seller, (x) any material increase, direct or indirect, in the compensation paid or payable to any officer, director, employee or agent of Seller, (xi) any purchase or other acquisition of assets or property other than in the ordinary course of business, (xii) any change in the accounting methods or practices followed by Seller or (xiii) any commitment (contingent or otherwise) to do any of the foregoing.

     3.7. Power and Authority. Seller has the requisite corporate power and authority to execute and deliver this Agreement and all other agreements contemplated by this Agreement and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and all other agreements contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Seller. This Agreement has been duly executed and delivered by Seller and is the valid and binding obligations of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights, specific performance, injunctive or other equitable remedies.

     3.8. Tax Matters. Except as set forth on Schedule 3.8 hereto, Seller has timely filed all Tax Returns (as defined in Section 12.2 hereof), that it has been required to file, and has timely paid in full all Taxes (as defined in Section 12.2 hereof) which are due and payable by it. Seller has established and is maintaining current accruals that are adequate for the payment of any Taxes incurred but not yet due and payable with respect to the property and operations of Seller through the date hereof and will establish and maintain adequate accruals for the payment of any Taxes in respect of the period through the Closing Date. True and complete copies of the Tax Returns of Seller for the tax year ended September 30, 1999 have previously been delivered to Buyer. Except as set forth on Schedule 3.8, no waivers or extensions of any applicable statute of limitations for the assessment or collection of Taxes with respect to any Tax Returns of Seller are currently in effect or proposed. Seller has collected or withheld and paid over to the proper governmental or regulatory bodies all amounts required to be so collected or withheld and paid over under all applicable laws. No action, suit, proceeding, investigation, audit, claim or assessment is presently pending or, to Seller's knowledge (as defined in Section
12.2 hereof), threatened with regard to any Taxes that relate to Seller for which Seller is or could reasonably be expected to be liable. There is no unresolved claim by a taxing authority in any jurisdiction where Seller does not anticipate to file Tax Returns that it is or could reasonably be expected to be subject to taxation by such jurisdiction. There are no Liens for Taxes (other than for Taxes not yet due and payable) upon the assets or property of Seller.


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


     Seller has not (i) elected to be treated as a collapsible corporation pursuant to Section 341(f) of the Code (as defined in Section 12.2 hereof); (ii) elected to be treated as a Subchapter S corporation pursuant to Section 1362(1) of the Code; or (iii) made any other election pursuant to the Code (other than elections that relate solely to matters of accounting, depreciation, or amortization) that would have an adverse effect on Seller, its financial condition, its business as presently conducted or presently proposed to be conducted or any of its properties or assets. Seller's net operating losses for federal income tax purposes as of September 30, 1999 amount to $6,124,030.00, and are not subject to any limitations imposed by Section 382 of the Code. The full amount of such net operating losses are available to offset the taxable income of Seller for the current taxable year, and, to the extent not so used, succeeding years. The execution of the transactions contemplated by this Agreement or any other agreement or arrangement, understanding or commitment (contingent or otherwise) to which Seller is a party or by which it is bound will not have the effect of limiting Seller's ability to use such net operating losses in full to offset such taxable income. Seller has not made any payments, is not obligated to make any payments and is not a party to any agreement that could obligate it to make any payments that would not be deductible under
Section 280G of the Code. Seller is not a party to any tax allocation or sharing agreement. Seller is not and has not been a member of an affiliated group filing a consolidated federal income tax return and does not have any liability for the Taxes of any entity (other than Seller) under Treasury Regulation ` 1.502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise.

     3.9. Compliance with Laws; Permits. Seller is and has been in compliance in all material respects with all federal, state, local and foreign laws, statutes, ordinances, regulations, orders, judgments, injunctions, awards or decrees (collectively, "Laws") applicable to it or any of its properties or operations, including, without limitation all Environmental Laws (as defined in Section 12.2 hereof). Seller has not received any notice of violation or alleged violation of any Law by it. Seller has all licenses, permits, orders and approvals of federal, state, local and foreign governmental or regulatory bodies necessary for the conduct of its business and operations (collectively, the "Permits"). All material Permits of Seller are set forth on Schedule 3.9 hereto and are valid and in full force and effect. No violations have occurred in respect of any such Permit and no action or proceeding is pending or, to Seller's knowledge, threatened to revoke or limit any such Permit.

     3.10. No Breach; Consents. The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby will not (i) result in any Lien upon any of the property of Seller (other than in favor of Buyer) or (ii) violate, conflict with or otherwise result in the breach of any of the terms and conditions of, result in a material modification of or accelerate or trigger the rights of any person under, or constitute (or with notice or lapse of time or both would constitute) a default under (a) any of the Constituent Documents; (b) any instrument, contract or other agreement to which Seller is a party or by or to which it or any of its properties is bound or subject; (c) any Law applicable to Seller or any of its properties or operations; or (d) any Permit. No consent, approval or authorization of, or declaration or filing with, any governmental authority or other person ("Consent") is required on the part of Seller in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

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


     3.11. Litigation; Claims. Except as set forth on Schedule 3.11 hereto, there are no suits or actions, administrative, arbitration or other proceedings or governmental investigations pending or, to Seller's knowledge, threatened against or affecting Seller or any of its properties or assets. To Seller's knowledge, no person has made a claim against Seller alleging any personal, property or economic injury, loss or damage incurred as a result of or relating to the use or consumption of any products sold or manufactured by or on behalf of, or services rendered by Seller. There are no judgments, orders, injunctions, decrees or awards against Seller which are not satisfied and remain outstanding.

     3.12. Employment Matters.  Seller has not at any time during the last three
(3) years had, nor is there now threatened, any walkout, strike, picketing, work stoppage, planned work slowdown or any similar occurrence. There are no material controversies or grievances pending or, to Seller's knowledge, threatened between Seller and any of its employees. No union or other collective bargaining unit has been certified or formally recognized by Seller. All key employees of Seller have, or will have prior to the Closing Date, executed confidentiality, non-compete and non-disclosure agreements in form and substance reasonably satisfactory to Buyer. Seller is not aware that any officer or employee intends to terminate his/her employment with Seller nor does Seller have any present intention to terminate the employment of any of its officers or employees.

     3.13. Material Agreements. Schedule 3.13 hereto sets forth a true and correct list of all contracts and other agreements (as defined in Section 12.2 hereto) to which Seller is a party or by or to which any of Seller's properties are bound or subject which (i) requires payments or performance having a stated value in excess of $50,000 in any 12-month period or $75,000 in the aggregate;
(ii) has not been made in the ordinary course of business or the performance of which, by its terms, extends over a period greater than ninety (90) days and is not cancelable by Seller at any time without penalty; (iii) is an employment, consulting, non-competition or indemnification agreement; (iv) is a franchise, distributorship, licensing, supply or sales agency agreement; (v) is an agreement providing for the sale, acquisition or lease of any properties of Seller other than in the ordinary course of business; (vi) is a mortgage, pledge, security agreement or other similar agreement with respect to any tangible or intangible property of Seller; (vii) is a loan agreement, credit agreement, promissory note, guaranty, letter of credit or any other similar type of agreement; (viii) is a retainer agreement with attorneys, accountants, investment bankers or other professional advisers; (ix) is an agreement with any governmental authority; (x) is an agreement relating to a patent, trademark, copyright or other item of Intellectual Property (as defined in Section 3.16 hereof) of Seller; (xi) is an agreement referred to in Section 3.23 hereof or is otherwise material to the operations, business or financial condition of Seller; or (xii) is a commitment or agreement to enter into any of the foregoing (collectively, "Material Agreements"). True and correct copies of all Material Agreements have been delivered to Buyer and each Material Agreement is a valid agreement, in full force and effect and Seller is in compliance with all the provisions of each such Agreement and no other party thereto is, to Seller's knowledge, in default thereunder.

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     3.14.  Real Estate.  Seller does not own, in fee or otherwise,  or have the right or obligation to acquire any real property or buildings. Schedule 3.14 hereto sets forth all leases, subleases or other agreements under which Seller has the right to use or occupy any real property. True and correct copies of such leases, subleases and other agreements have been delivered to Buyer and each is a valid agreement, in full force and effect and Seller is in compliance with all the provisions of each such agreement and no other party thereto is, to Seller's knowledge, in default thereunder.

     3.15. Accounts and Notes Receivable; Payables. All accounts and notes receivable reflected on the Financial Statements have arisen from bona fide transactions in the ordinary course of business and are good and fully collectible in the ordinary course of business at the aggregate recorded amounts thereof on the Financial Statements, net of any applicable reserve for doubtful accounts reflected on the Interim Balance Sheet, which reserve is adequate and has been calculated in accordance with GAAP consistent with past practice. All accounts and notes receivable of Seller that arose after September 30, 1999 through the date hereof and which will arise after the date hereof through the Closing Date are (or will be) the result of bona fide transactions in the ordinary course of business and are (or will be) good and fully collectible in the ordinary course of business at the aggregate recorded amounts thereof, net of any applicable reserve for doubtful accounts, which reserve is (or will be) adequate and calculated in a manner consistent with past practice. There are no recoupments, set-offs or counterclaims in respect of any such receivables. All accounts payable of Seller, as reflected on the Financial Statements or arising after the date thereof, are the result of bona fide transactions in the ordinary course of business consistent with past practice and have been paid or are not yet due and payable.

     3.16. Intellectual Property. Schedule 3.16 hereto sets forth all United States and foreign patents, patent applications, service marks, trade names, assumed names, trademarks, brands, copyrights, whether registered or unregistered or existing under statute or common law, and all registrations, applications and licenses to use any of the foregoing, owned or used by Seller in the conduct of its business (the "Intellectual Property"). Seller has full right, title and interest in and to all of such Intellectual Property, free and clear of any Lien and no third party has any ownership right, title, interest, claim in or Lien on any of the Intellectual Property. Seller has not granted or assigned to any other person or entity any right to sell the products or proposed products or to provide the services or proposed services of Seller. None of the Intellectual Property nor, to Seller's knowledge, any product, formula, formulation, process, method, know-how, substance, part or other material relating to such Intellectual Property or otherwise being used in the businesses of Seller infringes upon or violates any rights owned or held by any other person. There is not pending, nor, to Seller's knowledge, threatened, any claim, suit or action contesting or challenging the rights of Seller in or to any Intellectual Property or the validity of any of the Intellectual Property. To Seller's knowledge, there is no infringement upon or unauthorized use of any of the Intellectual Property by any third party. There is no liability or obligation of Seller to pay amounts for the use of any of the Intellectual Property pursuant to any license or otherwise, and, except as set forth on Schedule3.16, none of the Intellectual Property is licensed by or to Seller or any of its affiliates or associates (each as defined in Section 12.2 hereof). Seller has not received any notice or other communication indicating that any of

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

the letters patent, service marks or trademarks included in the Intellectual Property are invalid. No officer, director, stockholder or affiliate of Seller nor any of their respective associates has any right to or interest in any of the Intellectual Property, including, without limitation, any right to payments (by royalty or otherwise) in respect of any use or transfer thereof. All fees or other amounts due to any governmental authority in respect of the Intellectual Property, including any amounts payable in respect of filings, registrations and/or renewals have been, and will be through the Closing Date, fully and timely paid. All prior art known to Seller which may be or may have been pertinent to the examination of any United States patent or patent application listed on Schedule 3.16 has been cited to the United States Patent and Trademark Office. To Seller's knowledge, all technical information developed by and belonging to Seller which has not been patented has been kept confidential.

     3.17. Title. Seller has good title to all of its properties and assets, including the properties and assets reflected as assets on the Financial Statements and those not so reflected on the 1998 Financial Statements because not required to be reflected thereon, but which are used or useful in Seller's business, or because acquired by Seller since September 30, 1999 (except those disposed of in the ordinary course of business consistent with past practice since the Seller's inception), free and clear of any Lien, except (i) as set forth on Schedule 3.17 hereto (certain of which Liens, as designated therein, shall be discharged and released as of the Closing Date (the "Discharged Liens")); (ii) Liens for Taxes not yet due and payable; and (iii) Liens of materialmen, mechanics, carriers, landlords and like persons which are not due and payable or which are being contested in good faith and which are not material in the aggregate. Other than solely through ownership of the shares of Common Stock, no third party owns or has any rights to any assets, know-how or other properties (tangible or intangible) presently used or contemplated to be used in connection with or relating to Seller's business.

     3.18. No Undisclosed Liabilities. At the time of the Closing, Seller shall have no Liabilities, including guarantees and indemnities by Seller of Liabilities of any other person, except (i) Liabilities as and to the extent reflected on the Financial Statements; and (ii) Liabilities incurred by Seller since September 30, 1999 (none of which is a Liability for breach of contract, breach of warranty, tort, infringement, claim or lawsuit) in the ordinary course of business consistent with past practice and in accordance with the provisions of the Agreement and are properly reflected on the books of Seller. Seller is not obligated under any contract or other agreement or subject to any Law, charter or other corporate restriction which does or could reasonably be expected to materially adversely affect Seller's business, properties, assets, prospects or condition (financial or otherwise).

     3.19. Inventories. All items of inventory reflected on the Financial Statements and acquired by Seller since September 30, 1999 consist of a quantity and quality usable and salable in the ordinary course of business, except for obsolete or defective materials, all of which have been written down to net realizable value or have been adequately reserved against on the books and records of Seller (and on the Financial Statements, to the extent applicable) in accordance with GAAP consistently applied, and are reflected on such books and records at the lower of cost or market value, the cost thereof being determined on a first-in, first-out basis in accordance with GAAP consistently applied.

     3.20. Employee Benefit Plans. Schedule 3.20 hereto contains a true and complete list of all pension, profit sharing, retirement, deferred compensation, incentive, bonus, severance, disability, hospitalization, medical insurance, life insurance and other employee benefit plans, programs or arrangements maintained by Seller (or any affiliate thereof) or under which Seller (or any affiliate thereof) has any obligations (other than obligations to make current wage or salary payments) in respect of, or which otherwise cover, any of the employees of Seller or their beneficiaries (each individually, an "Employee Benefit Plan" and collectively, the "Employee Benefit Plans"). Seller has delivered to Buyer true and complete copies of all documents, as they may have been amended to the date hereof, embodying the Employee Benefit Plans. All Employee Benefit Plans have complied in all material respects in form, operation and administration with their respective provisions, any applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Code, and all other applicable laws and regulations. All contributions to and payments from the Employee Benefit Plans which have been required to be made in accordance with the provisions of the Employee Benefit Plans and, where applicable, ERISA and the Code have been made or are adequately accrued and reflected on the books and records of Seller. There are no unfunded Liabilities in respect of any such Plan. Neither Seller, nor any of its officers, employees or agents has committed any breach of fiduciary responsibility with respect to the Employee Benefit Plans to which ERISA is applicable which could subject Buyer or Seller to any Liability under ERISA. A maximum aggregate of 2,788,750 shares of Common Stock are reserved and/or eligible to be issued pursuant to all stock option, stock appreciation, stock grant or similar plans of Seller, which shares may be granted or issued only to employees, directors or consultants of Seller.

     3.21. Insurance. Schedule 3.21 hereto sets forth a true and complete list and general description of all policies or binders of fire, liability, product liability, workmen's compensation, vehicular, business interruption or other insurance held by or on behalf of Seller (true and complete copies of all of which policies and binders have been delivered to Buyer) specifying the insurer, the policy number or covering note number with respect to binders, and describing any pending claim(s) thereunder. All of such policies and binders are in full force and effect, and provide adequate coverage for the properties and operations conducted by Seller. Seller is not in default with respect to any provision contained in any such policy or binder and has not failed to give any notice or present any claim under any such policy or binder in accordance with its terms. Seller has not received or given a written notice of cancellation or non-renewal with respect to any such policy or binder.

     3.22. No Misrepresentations. Neither this Agreement (including the Schedules hereto), nor any certificate or document otherwise supplied by or on behalf of Seller to Buyer in connection herewith, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact known to Seller which materially adversely affects the business, properties, prospects or financial condition of Seller which has not been set forth in this Agreement (including the Schedules hereto) or in the other documents or certificates furnished to Buyer by or on behalf of Seller.

     3.23.  Transactions  with Related Parties.  Except as set forth on Schedule
3.23 hereto, no director, officer or affiliate of Seller nor any of their respective associates: (i) has borrowed money from or loaned money to Seller which has not been repaid; (ii) has any contractual, tort or other claim, express or implied, of any kind whatsoever against Seller; (iii) has or has had, since Seller's inception, an interest in any property, rights or assets owned and/or used by Seller in its business; or (iv) is party to a contract or other agreement with Seller or is engaged in any material transaction or arrangement with Seller.

     3.24. Environmental Matters. Seller has: (i) complied in all material respects with all Environmental Laws; (ii) not received any notice that any real property now or formerly owned, leased, managed, operated or otherwise used by it is on any Federal, state or foreign "superfund" or similar list or has been the site of any activity giving rise to any Liability; (iii) not received any notice of any Environmental Claim (as defined in Section 12.2 hereof); and (iv) stored, handled, used, released, discharged and disposed of all substances used in its operations and wastes or by-products from its operations, whether Hazardous Materials (as defined in Section 12.2 hereof) or not, in compliance with all Environmental Laws. No Hazardous Materials or other substances or wastes have been spilled, released, discharged or disposed of from, on or under any property owned, leased or operated by Seller during its occupancy and use. Seller has no Liability with respect to the clean-up or remediation of any treatment, storage or disposal site or facility. Seller has provided to Buyer true and complete copies of all environmental and Hazardous Materials reports, studies and assessments in its possession or control with respect to its owned, leased or operated real properties and/or any land adjacent thereto.

     3.25. Authorization of Shares. Authorization of the Shares to be received by Buyer has been duly authorized by all requisite corporate action of Seller, and when issued, sold and delivered in accordance with this Agreement, the Shares will be duly and validly issued, fully paid and non-assessable and not subject to any preemptive, first refusal or other similar rights of any stockholder of Seller or others.

     3.26. Offering Exemption. The offering and sale of the Shares is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). The aforesaid offering, sale and issuance is also either exempt from registration under applicable state securities and "Blue Sky" laws or will be exempt upon the timely filing of notices with the appropriate states, or have been registered under applicable state securities laws.

     3.27.  Intermediaries.   In  the  event  that  the  Seller  or  the  Buyer,
respectively, has engaged any intermediary to assist in bringing the parties together for the purpose of exploring and/or consummating the transactions contemplated by this Agreement, the party that engaged any such intermediary will be solely responsible for any compensation due to that intermediary. The Seller and Buyer each agrees to indemnify and hold each other harmless from and against claims brought or threatened by an intermediary engaged by the other (including reasonable attorneys' fees and costs). To the extent not inconsistent, the indemnification rights in this Section 3.27 shall be applied in accordance with Section 9 hereof.

     3.28. Registration Rights. Except as set forth on Schedule 3.28 attached hereto and as provided by this Agreement, no person has any right to cause Seller to effect, or to participate in, the registration under the Securities Act of any shares of Common Stock or any other securities (including, without limitation, debt securities) of Seller.

     3.29. Real Property Holding Corporation. Seller is not now and never has been a "United States real property holding corporation," as defined in Section 897(c)(2) of the Code and Treasury Regulation 1.897-2(b) promulgated thereunder, and Seller has filed with the Internal Revenue Service all statements, if any, with its U.S. income tax returns that are required under Section 1.897-2(h) of such regulations.

     3.30. Investment Company Act. Seller is not an "investment company", as that term is defined in, and is not otherwise subject to regulation under, the Investment Company Act of 1940.

     3.31.  Security  Interests;  Indebtedness.  Except as set forth on Schedule
3.31 attached hereto, none of Seller's collateral is subject to any Liens. In addition, as of the date hereof Seller has no Indebtedness (as defined in Section 12.2 hereof).

     3.32. Disclosure Schedules. All Schedules to this Agreement are integral parts to this Agreement. Nothing in a Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, unless the
Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Seller is responsible for preparing and arranging the Schedules corresponding to the numbered sections contained herein.

     4. Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller as follows:


     4.1. Due Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has the requisite company power and authority to own, lease and operate its assets and properties and to carry on its business as presently conducted.

     4.2. Power of Buyer. Buyer has the requisite company power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by Buyer and is the valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights, specific performance, injunctive or other equitable remedies.

     4.3. No Breach. The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby will not violate, conflict with or otherwise result in the breach of any of the terms and conditions of, result in a material modification of or constitute (or with notice or lapse of time or both would constitute) a default under (i) any of the organizational documents of Buyer; (ii) any material instrument, contract or other agreement to which Buyer is a party or by or to which it or any of its properties is bound or subject; or (iii) any Law applicable to Buyer or any of its properties or operations.

     4.4. Governmental and Other Consents. No consent, approval or authorization of, or declaration or filing with, any governmental authority or other person is required on the part of Buyer in connection with the execution, delivery and performance of this Agreement by it or the consummation of the transactions contemplated hereby.

     4.5. Investment Intent. Buyer acknowledges that the Shares are not, and are not presently contemplated (subject to the registration rights contained herein) to be, registered under the Securities Act, or any state securities laws. The Shares are being (or will be) acquired by Buyer for investment purposes only and not (subject to the registration rights contained herein) with a view to the distribution thereof. Buyer has no present intention to sell or otherwise dispose of the Shares except in compliance with the provisions of the Securities Act and applicable law. Buyer understands that the Shares must be held by it indefinitely unless a subsequent disposition or transfer of any of said Shares is registered under the Securities Act or is exempt from registration therefrom. Buyer further understands that the exemption from registration afforded by Rule 144 (the provision of which are known to Buyer) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if and when applicable, Rule 144 may afford the basis for sales only in limited amounts.

     4.6. Information. Buyer (i) has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks involved in purchasing the Shares; and (ii) is able to bear the economic risks involving in purchasing the Shares.

     5. Covenants and Agreements.

     5.1. Pre-Closing Covenants and Agreements. The parties hereto covenant and agree to perform or take any and all such actions to effectuate the following from the date hereof until the earlier of the Closing Date or the termination of this Agreement:

          (a) Ongoing Operations. Seller shall carry on its business diligently and substantially in the same manner as heretofore conducted, and shall not, except with Buyer's prior written consent: (i) declare, make or pay any distributions or dividends on its Common Stock or any other equity securities; (ii) make or grant any increases in salary or other compensation or bonuses to employees or terminate any employee (other than for good cause); (iii) make any material adjustment in wages or hours of work; (iv) enter into or amend any agreement or transaction with any person or entity who or which is an associate or an affiliate of Seller; (v) permit or engage in any of the actions set forth in Section 3.23 hereof;
     (vi) dissolve, merge, consolidate, or liquidate; (vii) acquire, exchange or dispose of any property or assets, other than in the ordinary course of business; (viii) take any action, or suffer any action to be taken, which could cause any of the representations or warranties of Seller contained herein not to be true and correct on and as of the Closing Date; (ix) issue or grant any shares of Common Stock or other securities, whether or not such are exercisable for, convertible into or exchangeable for shares of Common Stock or such other securities; (x) except as specifically provided by this Agreement, amend or repeal any of its Constituent Documents; (xi) except as specifically provided by this Agreement, incur any Indebtedness or permit any of its assets or property to become subject to any Lien;
     (xii) make any material capital expenditure; (xiii) enter into, terminate or amend any Material Agreement; or (xiv) enter into any agreement to take any of the foregoing actions.

          (b) Investigation by Buyer. Buyer may, through its representatives (including, without limitation, its counsel, accountants and consultants), make such investigations of the properties, offices and operations of Seller and such review or audit of the financial condition of Seller as it deems necessary or advisable in connection with the transactions contemplated hereby, including, without limitation, any investigations enabling it to familiarize itself with such properties, offices, operations and financial condition; provided, that no unreasonable interference with the normal business operations of Seller be thereby caused. Such investigations shall not, however, affect or limit any of Seller's representations, warranties and agreements hereunder. Seller shall permit Buyer and its authorized representatives to have full access to the premises and to all books and records of Seller, and Buyer shall have the right to make copies thereof and excerpts therefrom. Seller shall furnish Buyer with such financial, customer, supplier and operating data and other information with respect to Seller as Buyer may from time to time reasonably request.

          (c) Further Assurances. Each of the parties hereto shall, prior to, on or after the Closing, as may be appropriate, execute such documents and other papers and take such other further actions as may be reasonably required to carry out the provisions hereof and effectuate the transactions contemplated hereby. Each such party hereto shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including obtaining any Consents required in connection herewith.

          (d) Expenses. Seller and Buyer shall, subject to the penultimate sentence of Section 11 hereof, bear their respective expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated, including, without limitation, all fees and expenses of agents, representatives, counsel, brokers or finders, and accountants.

          (e) Additional Disclosure. Seller shall promptly notify Buyer of, and furnish Buyer with, any information it may reasonably request with respect to the occurrence of any event or condition or the existence of any fact that would cause any of the conditions to Buyer's obligation to consummate the transactions contemplated by this Agreement not to be fulfilled. In addition, any contract or other agreement of Seller entered into between the date hereof and the Closing Date that would have been required to be listed on Schedule 3.13 hereto if entered into prior to the date hereof shall be delivered to Buyer by Seller promptly after being entered into and shall be deemed to be a Material Agreement for all purposes of this Agreement.

     5.2. Post-Closing Covenants and Agreements. Buyer and Seller covenant and agree from and after the Closing Date to perform or take the following actions:

          (a) Price Protection. In the event that Seller shall at any time after the Closing Date grant or issue to any person (other than, subject to
     Section 5.2, pursuant to stock or options to be granted pursuant to a plan approved by Seller's Board of Directors to employees or consultants of Seller to purchase up to a maximum aggregate amount equal to 3,000,000 shares of Common Stock) shares of Common Stock or issue any securities convertible into or exchangeable for shares of Common Stock where the per share consideration paid for such securities is less than the per share price (appropriately adjusted for any stock splits, reverse stock splits, stock dividends, combinations, subdivisions or other similar recapitalizations of Seller's Common Stock) paid by Buyer for the Shares after giving effect to any issuances covered by this Section 5.2, Seller shall issue to Buyer (without any additional consideration therefor), such number of additional shares of Common Stock as would result in the price paid by Buyer per share of Common Stock (including the additional shares of Common Stock to be issued under this Section 5.2) being equal to the weighted average of the prices paid for shares of Common Stock by Buyer and such other person.

          (b) Registration Rights.


               (i) Demand Registration. Buyer may, by written notice to Seller (a "Demand Notice"), demand that Seller register for sale under the Securities Act all or any portion of the Shares (or securities issued in exchange therefor) held by Buyer (or its successor in interest) in the amount and manner specified in the Demand Notice. Seller shall be obligated to register securities pursuant to this Section 5.2(b)(i) on one occasion only; provided, that such obligation shall be deemed satisfied only when a registration statement covering all registrable securities specified in the Demand Notice shall have become effective.

               (ii) Piggyback Registration. If, during any time that Buyer owns any Shares (or securities issued in exchange therefor), Seller shall determine to register for its own account or the account of others under the Securities Act any of its equity securities, it shall send to Buyer (or its successor in interest) written notice of such determination and, if within twenty (20) days after receipt of such notice, Buyer (or its successor in interest) shall so request in writing, Seller shall include in such registration statement all of the Shares (or securities issued in exchange therefor) held by, or which upon payment of Installment Payments will be held by, Buyer (or its successor in interest), and requested to be registered by Buyer. Notwithstanding the foregoing, in the event that any registration shall be in whole or in part an underwritten offering, the number of registrable securities to be included in such an underwriting may be reduced (pro rata among the Buyer and its assigns and the holders of the other registrable securities contemplated being included in such registrations based on the number of registrable securities requested to be registered by each of them) if and to the extent that the managing underwriter shall be of the good faith opinion (expressed in writing) that such inclusion would reduce the number of registrable securities to be offered by Seller or otherwise adversely affect such offering. Nothing herein shall be construed so as to require Seller, in connection with any proposed offering, to engage the services of an underwriter, as, for example, if Seller shall file a registration statement under Rule 415 of the Securities Act without the services or engagement of any underwriter. This "piggy-back" registration right shall not apply to an offering of equity securities of Form S-4 or S-8 (or their then equivalent forms) relating to securities to be issued solely in connection with an acquisition of any entity or business or securities issuable in connection with a stock option or other employee benefit plan.

               (iii) Registration Procedures. Whenever Seller is required by this Section 5.2(b) to effect the registration of any securities under the Securities Act, Seller will:

                    a. prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities as expeditiously as possible after delivery of a Demand Notice but in no event later than 90 days after receipt of the Demand Notice, and use its best efforts to cause such registration statement to become effective under the Securities Act not later than 120 days from the date of the Demand Notice. Such registration statement shall remain effective for the lesser of 180 days or until all of Buyer's securities included in such registration statement have been sold ("Requisite Period");

                    b. promptly prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the Requisite Period and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                    c. promptly  furnish to Buyer and to each  underwriter  such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as Buyer reasonably may request in order to facilitate the intended disposition of the securities covered by such registration statement;

                    d. use its best  efforts  (x) to  register  or  qualify  the securities covered by such registration statement under the securities or "Blue Sky" laws of such jurisdictions as Buyer or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, (y) to prepare and file in those jurisdictions such amendments (including post effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the period of distribution contemplated thereby and (z) to take such further action as may be necessary or advisable to enable the disposition of the securities covered by such registration statement in such jurisdictions; provided, that Seller shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                    e. use its best  efforts to list the  securities  covered by such registration statement with any securities exchange on which the Common Stock is then listed, or, if the Common Stock is not then listed on a national securities exchange, use its best efforts to facilitate the reporting of the Common Stock on The NASDAQ Stock Market;

                    f. immediately notify Buyer and, if applicable, each underwriter participating in the offering covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which Seller has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such registration statement to correct any such untrue statement or omission;

                    g. immediately notify Buyer of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and use its best effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

                    h. permit,  at Seller's  expense  subject to the immediately succeeding proviso, a single firm of counsel and a single accounting firm designated by Buyer to review the registration statement and all amendments and supplements thereto for a reasonable period of time prior to their filing; provided, however, that in no event shall Seller be required to reimburse Buyer for legal and accounting fees in excess of $25,000 per registration statement and Seller shall not file any document in a form to which such counsel reasonably objects;

                    i. if the offering is an underwritten offering, enter into a written agreement with the managing underwriter in such form and containing such provisions as are usual and customary in the securities business for such an arrangement between such underwriter and companies of Seller's size and investment stature, including, without limitation customary indemnification and contribution provisions;

                    j. if the offering is an underwritten offering, at the request of Buyer, use its best efforts to furnish to Buyer on the date that securities are delivered to the underwriter(s) for sale pursuant to such registration: (x) a copy of an opinion dated such date of counsel representing Seller for the purposes of such registration, addressed to the underwriter(s), reasonably satisfactory to Buyer and such underwriter(s) and (y) a copy of a letter dated such date from the independent public accountants retained by Seller, addressed to the underwriter(s), reasonably satisfactory to Buyer and such underwriter(s);

                    k. make available for inspection by Buyer,  any  underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by Buyer or underwriter, all financial and other records, pertinent corporate documents and properties of Seller, and cause Seller's officers, directors and employees to supply all information reasonably requested by Buyer, or such underwriter, attorney, accountant or agent in connection with such registration statement;

                    l. provide a transfer  agent and  registrar,  which may be a single entity, for the securities not later than the effective date of the registration statement;

                    m. take all actions  reasonably  necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the securities to be sold pursuant to the registration statement and to enable such certificates to be in such denominations and registered in such names as Buyer or any underwriter may reasonably request; and

                    n. take all other reasonable  actions  necessary to expedite and facilitate the registration of the securities pursuant to the registration statement.

               (iv) Registration Expenses. All expenses incurred by Seller in complying with this Section 5.2(b), including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "Blue Sky" laws, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars and legal and accounting fees and disbursements of up to $25,000 for Buyer shall be borne by Seller.

               (v) Other Agreements. In connection with any registration pursuant to this Section 5.2(b), Buyer and Seller hereby agree to execute such agreements as are usual and customary in a transaction of this nature, including, without limitation, agreements relating to hold-back periods (for both Buyer and Seller), indemnification and contribution.

     (c) Pre-emptive Rights. At any time prior to issuing additional shares of Common Stock (or any security convertible into or exchangeable for Common Stock) (the "Proposed Issuance"), other than up to a maximum of 3,000,000 shares of Common Stock issuable pursuant to any of Seller's stock option, stock appreciation, stock grant or similar plans, Seller shall first offer to Buyer (or its successor in interest) the right to subscribe to such Proposed Issuance, in the following manner:

     Seller shall give prompt written notice to Buyer and any other stockholder who, at the time of such Proposed Issuance, has a similar pre-emptive right (the "Pre-emptive Stockholders"), if any, stating the amount and the terms and conditions of the Proposed Issuance;

          (y) For ten (10) calendar days after the receipt of such written notice by Buyer, Buyer shall have the right to subscribe to purchase such number of the additional shares of Common Stock (or any security convertible into or exchangeable for Common Stock) as it requests in writing but not to exceed the amount determined by multiplying the aggregate additional shares of Common Stock (or any security convertible into or exchangeable for Common Stock) offered by the quotient of (x) the sum of the Shares (or if all of the Installment

          Payments have not as of such date been fully made, the maximum number of shares of Common Stock which may be obtained by Buyer upon payment of all such Installment Payments) divided by (y) all of Seller's outstanding shares of Common Stock (including for this purpose if all of the Installment Payments have not as of such date been fully made, the maximum number of shares of Common Stock which may be obtained by Buyer upon payment of all such Installment Payments). Buyer may purchase any portion of the Proposed Issuance only on the same terms and conditions as such additional shares of Common Stock (or any security convertible into or exchangeable for Common Stock) are sold by Seller to other parties; and

          (z) To the extent any Pre-emptive Stockholder shall not purchase the entire amount of shares of Common Stock to which such Pre-emptive Stockholder is entitled to purchase in the Proposed Issuance (the "Refused Shares"), then Seller shall give prompt written notice to Buyer of the aggregate amount of Refused Shares and for ten (10) calendar days after receipt of such second written notice Buyer shall be entitled to purchase an amount of Refused Shares not to exceed the amount determined by multiplying the aggregate Refused Shares by the quotient of (x) the number of shares of Common Stock owned by Buyer, or to be owned by Buyer upon payment of all Installment Payments, after giving effect to any shares purchased pursuant to clause (y) of this Section 5.2(g) in the Proposed Issuance (collectively, the "Aggregate Buyer's Shares") by (y) the sum of the Aggregate Buyer's Shares plus the number of shares held by all Pre-emptive Stockholders who exercised rights under clause (y) of this Section 5.2(g) (after giving effect to any shares so purchased).

     (d) Use of Proceeds. The net proceeds received by Seller from the sale of the Shares shall be used by Seller substantially for the purposes of working capital and for such other purposes as Buyer may expressly consent to in writing.

     (e) Non-Disclosure and Confidentiality Agreements. Seller shall cause each current director, employee and consultant of Seller, within ten (10) days of the date hereof, and shall cause each person who becomes a director, employee or consultant of Seller subsequent to the date hereof, to execute an agreement relating to matters of non-disclosure, non-competition and confidentiality, in a form reasonably satisfactory to Buyer.

     (f) Rule 144A Information. Seller shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, provide in writing, upon the written request of Buyer or a prospective buyer of Shares from Buyer all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the Commission under the Securities Act (the "Rule 144A Information"). Seller shall also, upon the written request of Buyer, cooperate with and assist Buyer or any member of the National Association of Securities Dealers, Inc. PORTAL System in applying to designate and thereafter maintain the eligibility of the Shares for trading through PORTAL. Seller's obligations under this Section 5.2(f) shall at all times be contingent upon Buyer's obtaining from any prospective third party buyer of Shares a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than a person who will assist such third party buyer in evaluating the purchase of any such Shares.

     (g) Rule 144. Seller covenants that (i) at all times after Seller first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, Seller will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Securities Act, (ii) if prior to becoming subject to such reporting requirements an over-the-counter market develops for the Common Stock, Seller will use its best efforts to make publicly available the information required by Rule 144(c)(2) under the Securities Act and (iii) at all such times as Rule 144 is available for use by the holder(s) of Shares, Seller will furnish each such holder upon request with all information within the possession of Seller required for the preparation and filing of Form 144 (or any successor or similar form promulgated under the Securities Act).

     (h) Financial Reports. Seller covenants and agrees that, from the date hereof through the closing of a Designated Offering, it shall furnish Buyer with the following:

          (i) Quarterly Reports. As soon as practicable, and in any case within 45 days after the end of each calendar quarter, quarterly unaudited financial statements all prepared in accordance with GAAP consistently applied, including (x) an unaudited balance sheet as of the last day of such quarter, (y) an unaudited statement of income for such quarter and (z) a cash flow statement for such quarter. The foregoing financial statements shall be certified by the President or Chief Financial Officer of Seller to the effect that such statements fairly present the financial position and financial results of Seller as at and for the fiscal period covered and shall  be  accompanied  by  a  written  explanation  and  analysis  of  any significant problems, events and achievements, and a commentary on developing changes in the business outlook of Seller, together with a statement as to their anticipated effect on future operations.

          (ii) Annual Reports. As soon as practicable, and in any case within 75 days after the end of each fiscal year (beginning with the fiscal year ending September 30, 2000), a balance sheet as of the end of such fiscal year, a statement of income and a statement of cash flows of Seller for such year, setting forth in each case in comparative form the figures from Seller's previous fiscal year, all prepared in accordance with GAAP consistently applied and audited by the independent auditor of Seller.

          (iii) Other Information. Promptly, such other information regarding the business, prospects, financial condition, operations, property or affairs of Seller as Buyer reasonably may request from time to time.

     (i) Board Representation. Immediately following the Effective Date, Seller shall take such corporate or other actions as may be necessary so that Seller's Board of Directors (the "Board") shall consist of five members. Buyer, upon the Effective Date, and for so long as Buyer (or its successor in interest) shall own at least 19.9% of the outstanding Common Stock, shall be entitled to designate at least one -fifth of the Board. For so long as Buyer owns more than 20% or more of the outstanding Common Stock, Buyer (or its successor in interest) shall be entitled to designate at least two-fifths of the Board. Seller shall use its best efforts to cause any person(s) designated by Buyer to serve on the Board to be elected to the Board. Except for any removal for "cause" as defined under applicable law, any director designated by Buyer may be removed or replaced only with the prior written consent of Buyer. Any director designated by Buyer who shall either resign, die or become unable or unwilling to serve shall be replaced with a candidate designated by Buyer. Seller shall call, and use its best efforts to hold, regular meetings of the Board not less often than quarterly; provided, however, that Buyer shall have the right to call meetings of the Board and management of Seller, on no less than five business days' notice, once each fiscal quarter. Seller shall pay all reasonable travel expenses and other out-of-pocket disbursements of directors incurred by such directors in connection with their attendance at such meetings. Seller's By-laws shall be amended to provide that each director designated by Buyer shall be a member of all committees of the Board established and maintained from time to time. Seller agrees to indemnify its directors to the full extent of the law and to obtain and maintain in full force and effect directors' and officers' liability insurance coverage covering the directors (including the director(s) designated by Buyer) in an amount not less than $1,000,000.

     (j) Required Consents. Seller may not, during the period beginning on the Effective Date and for so long as Buyer (or its successor in interest) shall own at least 19.9% of the outstanding Common Stock, (except as otherwise indicated), take any of the following actions without the consent or approval of Buyer's designee(s)); provided, that if at the time of such proposed action Seller, for any reason whatsoever, shall not have on its Board a person who was designated by Buyer, then Seller may not take the following actions without the prior written consent of Buyer (which consent may be withheld, delayed or conditioned in Buyer's sole discretion):

          (i) any amendment of this Agreement or amendment or repeal of any Constituent Document which is adverse to Buyer; or

          (ii) setting the number of members of the Board at any number other than five (5).

     6. Conditions Precedent to the Obligation of Buyer to Close. The obligation of Buyer to complete the Closing is subject to the fulfillment on or prior to the Closing Date:

     6.1. Agreements and Conditions. On or before the Closing Date, Seller shall have complied with and duly performed in all material respects all agreements and conditions on its part to be complied with and performed by such date pursuant to this Agreement.

     6.2. Approvals. On or before the Closing Date, the Seller shall have sought and obtained any necessary approvals as to the sale of the Shares to Buyer and the resulting change in control of the Seller, so as to satisfy any state law control share act requirements, and such other matters as may be necessary to effectuate the transactions contemplated hereby.

     6.3. Representations and Warranties. The representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

     6.4. Loss, Damage or Destruction. Between the date hereof and the Closing Date there shall not have been any loss, damage or destruction to or of any of the assets, property or business of Seller in excess of $50,000 in the aggregate, whether or not covered by insurance, nor shall the assets, properties, business or prospects of Seller have been adversely affected in any significant way as a result of any fire, accident, or other casualty, war, civil strife, riot or act of God or the public enemy or otherwise.

     6.5. No Legal Proceedings. No court or governmental action or proceeding shall have been instituted or threatened to restrain or prohibit the transactions contemplated hereby. Additionally, on the Closing Date there shall be no court or governmental action or proceeding pending or threatened against or affecting Seller which involves a demand for any judgment or recovery, whether or not covered by insurance, and which may result in any material adverse change in the business, operations, properties or condition, financial or otherwise, of Seller.

     6.6. Certificate. Buyer shall have received a certificate dated the Closing Date and executed by a duly authorized executive officer of Seller that the conditions expressed in Sections 6.1, 6.2 and 6.3 have been fulfilled.

     6.7. Consents. Seller shall have obtained all Consents necessary to effectuate this Agreement and to consummate the transactions contemplated hereby and delivered copies thereof to Buyer.

     6.8. Assignment of Intellectual Property. All officers, directors and key employees of Seller shall have executed and delivered to Seller an unconditional and irrevocable assignment of all of their rights to and interests in any intellectual property, including, without limitation, all United States and foreign patents, patent applications, service marks, inventions, formula, trade secrets, trade names, trademarks, brands, copyrights, whether registered or unregistered or under statute or common law, and all registrations, applications and licenses to use any of the foregoing, which relate to or may be used by Seller in the conduct of its business as currently conducted by Seller or as reasonably contemplated by the parties to be conducted.

     6.9. Certificates of Status. Buyer shall have received a certificate from the Secretary of the State of Florida, dated within five (5) days of the Closing Date, certifying that Seller is in good standing in such jurisdiction.

     6.10. Consent and Waiver of Shareholder and Other Rights. Buyer shall have received evidence reasonably satisfactory to it that all preemptive rights, anti-dilution rights, voting rights, rights of first refusal or other shareholder rights held by any stockholder of Seller that are or may be created or triggered as a result of the execution and delivery, and/or consummation of the transactions contemplated by, this Agreement have been irrevocably and unconditionally waived in writing and such stockholders shall have consented to Seller's execution and delivery of, and its consummation of the transactions contemplated by, this Agreement.

     6.11. Confidentiality Agreements. Buyer shall have received evidence reasonably satisfactory to it that all directors, employees and consultants of Seller have executed confidentiality, non-compete or non-disclosure agreements in form and substance reasonably satisfactory to Buyer.

     6.12. Due Diligence. Buyer shall have completed and been satisfied with the results of its legal, business and accounting due diligence review of Seller.

     6.13. Closing Share Stock Certificate(s). Buyer shall have received a stock certificate or certificates registered in its (or its nominee's) name evidencing the Shares.

     7. Conditions Precedent to the Obligations of Seller to Close. The obligations of Seller to complete the Closing are subject to the fulfillment on or prior to the Closing Date of all of the following conditions:

     7.1. Agreements and Conditions. On or before the Closing Date, Buyer shall have complied with and duly performed in all material respects all agreements and conditions on its part to be complied with and performed by such date pursuant to this Agreement.

     7.2. Representations and Warranties. The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

     7.3. No Legal  Proceedings.  No court or governmental  action or proceeding
shall  have  been   instituted   or  threatened  to  restrain  or  prohibit  the
transactions contemplated hereby.

     7.4. Certificate. Seller shall have received a certificate dated the Closing Date and executed by an authorized executive officer of Buyer that the conditions expressed in Sections 7.1, 7.2 and 7.3 have been fulfilled.

     7.5. Payment of Purchase Price. Buyer shall have paid the Purchase Price.

     8. Survival of Representations and Warranties of Seller. Notwithstanding any right of Buyer fully to investigate the affairs of Seller, Buyer has the right to rely upon the representations, warranties, covenants and agreements of Seller contained in this Agreement. All representations and warranties contained in this Agreement (including the Schedules hereto) and in any certificate required hereby to be delivered with respect hereto will be deemed to be representations and warranties hereunder and, except for those representations and warranties contained in Sections 3.2, 3.3, 3.7, 3.8, 3.24 and 3.33 hereof, shall survive for twenty-four (24) months following the Closing Date. The representations and warranties contained in Sections 3.2, 3.3, 3.7 and 3.33 hereof shall survive the Closing Date indefinitely and the representations and warranties contained in Sections 3.8 and 3.24 hereof shall survive until the expiration of any applicable statute of limitations. No claim or cause of action resulting from a breach of any representation or warranty hereunder may be asserted unless asserted in writing to the party as to which or whom there is alleged a breach of representation or warranty prior to the expiration of the applicable survival period; provided, however, that all such representations and warranties shall survive after the applicable survival period with respect to any claim so made in writing by a party hereto prior to the expiration thereof until, and shall expire when, such claim is finally resolved.

     9. Indemnification.

     9.1. Obligation of Seller to Indemnify. Subject to the limitations and expiration dates contained in Section 8 hereof and to this Section 9, Seller shall, indemnify, defend and hold harmless Buyer and its directors, officers, equity holders, agents, affiliates, successors and permitted assigns (collectively, "Buyer's Related Indemnitees") or each of them from and against, and shall pay and/or reimburse the foregoing persons for, any and all losses, liabilities, claims, obligations, damages and costs and expenses (including reasonable attorneys' fees and disbursements and other costs incurred or sustained by an Indemnitee (as defined below) in connection with the investigation, defense or prosecution of any such claim or any action or proceeding between the Indemnitee and the Indemnifying Party (as defined below) or between the Indemnitee and any third party or otherwise), whether or not involving a third-party claim (collectively, "Losses"), relating to or arising out of the breach of any representation, warranty, covenant or agreement of Seller hereunder.

     9.2. Obligation of Buyer to Indemnify. Subject to the limitations and expiration dates contained in Section 8 hereof and to this Section 9, Buyer shall indemnify, defend and hold harmless Seller and its directors, officers, shareholders, agents, affiliates, successors and permitted assigns from and against, and shall pay and/or reimburse the foregoing persons for, any and all Losses relating to or arising out of the breach of any representation, warranty, covenant or agreement of Buyer contained in this Agreement.

     9.3. Notice to Indemnifying Party. If any party (the "Indemnitee") receives notice of any claim or the commencement of any action or proceeding with respect to which the other party (or parties) is obligated to provide indemnification (the "Indemnifying Party") pursuant to Sections 9.1 or 9.2 hereof, the Indemnitee shall give the Indemnifying Party written notice thereof within a reasonable period of time following the Indemnitee's receipt of such notice. Such notice shall describe the claim in reasonable detail and shall indicate the amount (estimated if necessary) of the Losses that have been or may be sustained by the Indemnitee. The Indemnifying Party may, subject to the other provisions of this Section 11.3, compromise or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee in respect of a third-party claim. If the Indemnifying Party elects to compromise or defend such asserted liability, it shall within 30 days (or sooner, if the nature of the asserted liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee, shall reasonably cooperate, at the request and reasonable expense of the Indemnifying Party, in the compromise of, or defense against, such asserted liability. The Indemnifying Party will not be released from any obligation to indemnify the Indemnitee hereunder with respect to a claim without the prior written consent of the Indemnitee, unless the Indemnifying Party delivers to the Indemnitee a duly executed agreement settling or compromising such claim with no monetary liability to or injunctive relief against the Indemnitee and a complete release of the Indemnitee with respect thereto. The Indemnifying Party shall have the right to conduct and control the defense of any third-party claim made for which it has been provided notice hereunder. All costs and fees incurred with respect to any such claim will be borne by the Indemnifying Party. The Indemnitee will have the right to participate, but not control, at its own expense, the defense or settlement of any such claim; provided, that if the Indemnitee and the Indemnifying Party shall have conflicting claims or defenses, the Indemnifying Party shall not have control of such conflicting claims or defenses and the Indemnitee shall be entitled to appoint a separate counsel for such claims and defenses at the cost and expense of the Indemnifying Party. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are reasonably required for such defense.

     9.4. Adjustment to Indemnification. To the extent that Seller shall be obligated to indemnify Buyer for Losses pursuant to this Section 9, in order to reflect that Buyer is, or may become, an equity holder of Seller, the determination of the amount of such Losses shall be adjusted by dividing the amount of Losses (prior to giving effect to this provision) by the percentage of the aggregate outstanding shares of Common Stock not held by Buyer (or its successor). To the extent that the Installment Payments have not been completed and all of the Shares have not been acquired, solely for purposes of the determination set forth above, the Installment Payments shall be deemed to have been made and all of the Shares shall be deemed to be held by Buyer as of the date of any determination of Losses required to be made pursuant to this Section 9.4.

     10. Intentionally Left Blank.

     11.  Termination.  This  Agreement may be terminated  prior to the Closing:

          (a) at any time by the mutual consent in writing of all the parties hereto;

          (b) by Buyer in writing if the Closing shall not have occurred by the seventy-fifth day following the Effective Date;

          (c) at any time by Buyer in writing upon a material breach of any of the representations, warranties, covenants or agreements of Seller and/or the Principal Shareholder contained in this Agreement; or

          (d) at any time by Seller in writing upon a material breach of any of the representations, warranties, covenants or agreements of Buyer contained in this Agreement.

     In the event of termination of this Agreement by Seller or Buyer as set forth above, this Agreement shall forthwith terminate and there shall be no liability on the part of Seller or Buyer, or any of their respective equity owners, officers, directors, affiliates and employees; provided, that no party shall be relieved of any Losses occurring or sustained as a result of a termination following such party's material breach of any representation, warranty, covenant or agreement contained in this Agreement. Notwithstanding any termination of this Agreement, the provisions of Sections 5.1(d), 5.2(c),
Section 9, this Section 11 and Section 12 hereof shall survive.

     12. Miscellaneous.

     12.1. Consent to Jurisdiction. Any legal action, suit or proceeding in equity or at law arising out of or relating to this Agreement and the transactions contemplated hereby shall be instituted exclusively in the state or Federal courts located in the State of Florida and each party agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, any claim that such party is not subject personally to the jurisdiction of any such court, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by any such court. Each party further irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party if given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as herein provided. Nothing herein contained shall be deemed to affect or limit the right of any party to serve process in any other manner permitted by applicable law.

     12.2. Certain Definitions. As used in this Agreement, the following terms shall have the following meanings unless the context otherwise clearly requires:

          (a) "Affiliate", with respect to any person, means and includes any other person controlling, controlled by or under common control with such person.

          (b) "Associate" shall have the meaning ascribed thereto in Rule 405 of the Securities Act.

          (c) "Code" means the Internal Revenue Code of 1986, as amended, and the applicable Treasury Regulations (as hereinafter defined).

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

          (d) "Contracts and other agreements" means and includes all contracts, agreements, understandings, indentures, notes, bonds, loans, instruments, leases, mortgages, commitments, obligations or other binding arrangements, oral or written.

          (e) "Environmental Claim" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, Liens, investigations, proceedings or notices of noncompliance or violation (written or oral) by any person alleging potential Liability (including Liability for enforcement, investigatory costs, cleanup costs, governmental response costs, removal costs, remedial costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (i) the presence, or release or threatened release into the environment, of any Hazardous Materials at any location (whether or not owned) operated, leased or managed by Seller or (ii) any and all claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence or release of any Hazardous Materials.

          (f) "Environmental Laws" mean any laws, statutes, regulations, rules or orders which relate to or otherwise impose Liability or a standard of conduct concerning the discharge, emission, storage, treatment, transportation, handling, release, threatened release, or disposal of Hazardous Materials, including, but not limited to, the Air Pollution Control Act, as amended, the Federal Water Pollution Control Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act of 1976, as amended, and the Toxic Substances Control Act of 1976, as amended, and any other similar Federal, state or local statutes.

          (g)  "GAAP"  means  United  States   generally   accepted   accounting
     principles.

          (h) "Hazardous Materials" means any pollutant, contaminant, hazardous, radioactive or toxic substance, material, constituent or waste, or any other waste, substance, chemical or material regulated under any Environmental Law, including (i) petroleum, crude oil and any fractions thereof, (ii) natural gas, synthetic gas and any mixtures thereof, (iii) asbestos and/or asbestos-containing material, (iv) radon and (v) polychlorinated biphenyls ("PCBs"), or materials or fluids containing PCBs.

          (i) "Indebtedness" means (i) all indebtedness for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (ii) any other indebtedness which is evidenced by a note, bond, debenture or similar instrument, (iii) all obligations in respect of outstanding letters of credit, acceptances and similar obligations, and (iv) all Liabilities secured by any Lien on any property owned by Seller even though Seller has not assumed or otherwise become liable for the payment thereof.

          (j) "Liabilities" means debts, liabilities or obligations, whether absolute or contingent, asserted or unasserted, accrued or unaccrued, liquidated or unliquidated, matured or unmatured, due or to become due, or fixed or unfixed.

          (k) "Lien" means and includes any lien, pledge, mortgage, security interest, claim, lease, charge, option, right of first refusal or offer, easement, servitude, transfer restriction or voting requirement under any or similar agreement, or any other encumbrance, restriction or limitation whatsoever.

          (l) "Person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental or regulatory body or other entity.

          (m) "Permitted Transfer" means any distribution and/or transfer by the Principal Shareholder to a spouse (other than pursuant to any divorce or separation proceeding or settlement), parents, children (natural or otherwise), stepchildren or grandchildren or to a trust for any of their benefit; provided, however, that prior to such Permitted Transfer, such transferee shall agree in writing to be bound by the obligations imposed of the Principal Shareholder under this Agreement as if such transferee were originally a signatory to this Agreement.

          (n) "Property" means real, personal or mixed property, tangible or intangible.

          (o) "Seller's knowledge" means the actual knowledge of Seller and/or any other executive officer of Seller, after their conducting reasonable inquiries of the appropriate employees of Seller.

          (p) "Tax Returns" means all written returns, declarations, reports, forms, estimates, information returns and statements filed in respect of any Taxes and supplied to any taxing authority in connection with any Taxes.

          (q) "Taxes" (or "Tax" where the context requires) means all Federal, state, county, local, foreign and other taxes (including, without limitation, income, profits, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment, unemployment compensation, payroll-related and property taxes, and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest and penalties with respect thereto.

          (r) "Treasury Regulations" means the regulations promulgated under the Code.

     12.3. Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued without advance approval of the form and substance thereof by Buyer and Seller jointly.

     12.4. Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission, or by overnight courier, certified, registered, or express mail, postage or fees prepaid, and shall be

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

deemed given when so delivered personally, telegraphed, telexed, sent by facsimile transmission or by overnight courier or express mail service or, if mailed, four days after the date of mailing, as follows:

                  if to Buyer, to:

                  PAMG, LLC
                  C/O Premier Asset Management Group, Inc.
                  6245 N. Federal Highway, 3rd Floor
                  Ft. Lauderdale, FL 33308
                  Attn:    Joseph DeSanto
                  Fax:     (954) 453-6211

                  with a copy to:

                  Gregg Breitbart, Esq.
                  6245 N. Federal Highway, 3rd Floor
                  Ft. Lauderdale, FL 33308
                  Fax:     (954) 453-6211

                  if to Seller, to:

                  Thermacell Technologies, Inc..
                  440 Fentress Blvd.
                  Daytona Beach,. FL 32114
                  Attn:    President
                  Fax:     (904) 253-0882

                  with a copy to:

                  Gerald Couture
                  901 Chestnut Street, Suite A
                  Clearwater, FL 33756
                  Fax:  (727) 441-8185

         Any party may by notice given in accordance with this Section 12.4 to the other parties designate another address or person for receipt of notices hereunder.

     12.5. Entire Agreement. This Agreement (including the Schedules hereto) and the certificates executed in connection with the consummation of the transactions contemplated hereby embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties hereto.

     12.6. Waivers and Amendments. This Agreement may be amended, superseded or canceled only by a written instrument signed by all of the parties hereto. Any of the terms or conditions hereof may be waived only by a written instrument signed by the party or parties to be bound thereby. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

     12.7. Binding Effect; Assignment; Third Party Beneficiary. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     12.8. Variations in Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

     12.9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     12.10. Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect or limit the meaning or interpretation of this Agreement.

     12.11. No Strict Construction. The language used in the Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

     12.12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed entirely within such jurisdiction.

     12.13. Conflicts. To the extent there is a conflict between the terms of this Agreement and any other document or agreement relating to the sale of the Shares from the Seller to the Buyer, the terms of this Agreement shall govern.

     12.14. Subsidiaries. All references to Seller in this Agreement shall refer to Seller and any of its subsidiaries unless the context of this Agreement clearly requires otherwise.





                           [INTENTIONALLY LEFT BLANK]


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                  IN WITNESS  WHEREOF,  the parties  hereto have  executed  this
Stock Purchase Agreement on the date first above written.

               PAMG, LLC, by and through its Initial Member and Manager, Premier Asset Management Group, Inc.

               By:
                    ----------------------------------
               Name:
                    ----------------------------------
               Title:
                    ----------------------------------
               THERMACELL TECHNOLOGIES, INC..

               By:
                    ----------------------------------
               Name:
                    ----------------------------------
               Title:
                    ----------------------------------